=================================================================
                         United States
                  Securities and Exchange Commission
                      Washington, D.C. 20549

                    ------------------------

                            FORM 8-K
                    ------------------------


                         Current Report
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               February 24, 1998
------------------------------------------------
Date of Report (Date of earliest event reported)

                    0-28752
          -------------------------------
               Commission File Number


                    Kapson Senior Quarters Corp.
         (Exact name of registrant as specified in its charter)



                           Delaware
--------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)

                          11-3323503
            ---------------------------------------
             (I.R.S. Employer Identification Number)



                    125 Froehlich Farm Boulevard
                      Woodbury, New York 11797
     ------------------------------------------------------
      (Address of Principal Executive Offices) (Zip Code)




                    (516) 921-8900
     ----------------------------------------------------
     (Registrant's telephone number, including area code)



=================================================================

Item 5.   Other Events.

          On February 24, 1998, Kapson Senior Quarters Corp. ("Kapson") and Prometheus Senior Quarters LLC ("Prometheus"), an affiliate of Lazard Freres Real Estate Investors L.L.C. ("LFREI"), issued a press release announcing that Prometheus and Kapson had restructured an earlier, previously-announced agreement relating to the acquisition of Kapson. Under the terms of the Amended and Restated Agreement and Plan of Merger, dated as of February 23, 1998 (the "Merger Agreement"), among Prometheus, Prometheus Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Prometheus ("Acquisition"), and Kapson, Prometheus will cause Acquisition to commence a tender offer to acquire all of the outstanding shares of common stock, par value $.01 per share ("Common Stock"), of Kapson for $14.50 in cash and all of the outstanding shares of $2.00 Convertible Exchangeable Preferred Stock, par value $.01 per share ("Preferred Stock"), of Kapson for $27.93 in cash, in each case, without interest. The offer is conditioned upon, among other things, there being validly tendered and not withdrawn prior to the expiration date that number of shares of Common Stock representing at least a majority of the outstanding shares of Common Stock on a fully diluted basis, and for the purpose of the satisfaction of such condition, the tender of each share of Preferred Stock will be deemed to be the tender of 1.92604 shares of Common Stock.

          The Merger Agreement further provides that, upon and subject to the terms and conditions thereof, Acquisition will be merged with and into Kapson and thereafter Kapson will be a wholly-owned subsidiary of Prometheus. The Merger Agreement is incorporated herein by reference to Exhibit 2.7 to Amendment No. 3 to LFREI's Schedule 13D, dated February 24, 1998, relating to the Common Stock.

          Pursuant to a Second Amended and Restated Stockholders' Agreement, dated as of February 23, 1998 (the "Stockholders' Agreement"), by and among Prometheus and Glenn Kaplan, Wayne L. Kaplan and Evan A. Kaplan (the "Stockholders"), who collectively beneficially own approximately 53.5% of the currently outstanding Common Stock, the Stockholders have agreed, among other things, to tender their shares of Common Stock in the tender offer. The Stockholders' Agreement is incorporated herein by reference to
Exhibit 2.6 to Amendment No. 3 to LFREI's Schedule 13D, dated February 24, 1998, relating to the Common Stock.

          The press release, dated February 24, 1998, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
     (a)  not applicable

(b)  not applicable

(c)  Exhibits

     99.1 Press release, dated February 24, 1998.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 24, 1998           KAPSON SENIOR QUARTERS CORP.



                              By:   /s/ Glenn Kaplan
                                   -----------------------------
                                   Glenn Kaplan
                                   Chairman of the Board and
                                   Chief Executive Officer

                          EXHIBIT INDEX


Exhibit                      Description
--------      -------------------------------------------------
99.1               Press release, dated February 24, 1998.
================================================================